UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1.	Investment Company Act File Number: 811-22933

Date of Notification: September 27, 2019

2.	Exact name of Investment Company as specified in registration statement:

Griffin Institutional Access Real Estate Fund

3.	Address of principal executive office: (number, street, city, state, zip code)

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, CA 90245

4.	Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Randy Anderson
Randy Anderson
Secretary

GRIFFIN INSTITUTIONAL ACCESS® REAL ESTATE FUND	FALL 2019

Investor Update

Class A Shares (NASDAQ: GIREX)

Inception Through 8/31/191

Performance2

Cumulative Return	42.88%
Annualized Return	7.15%

Positive Returns2

20 out of 20 quarters

Standard Deviation	2.19%[2]

The Fund’s Standard Deviation (a measure of volatility/risk) was 2.19%— more than five times less than the S&P 500 over the same period.2, 4

Sharpe Ratio	2.83[2]
Alpha	5.16%[2,3]
Beta	0.09[2,3]

Private Fund Diversification5

(as of 7/1/19)

Approximately $187B Gross Asset Value

2,648 investments diversified by sector, geography, and manager

Randy I. Anderson, Ph.D., CRE

President

Griffin Capital Asset Management Company, LLC

Portfolio Manager & Founding Partner

Griffin Institutional

Access Real Estate Fund

September 27, 2019

Dear Fellow Shareholders:

We are pleased to present the Griffin Institutional Access® Real Estate Fund (the “Fund”) Fall 2019 shareholder update. We greatly appreciate the support of our shareholders and we will remain true to our stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014 through August 31, 2019, the Fund’s load-waived Class A shares (NASDAQ: GIREX) generated a(n):

•	Total cumulative return of 42.88% and a 7.15% annualized return[2]
•	Sharpe ratio of 2.83[2]
•	Standard deviation of 2.19%, which is less than that of the Bloomberg Barclays U.S. Aggregate Bond Index (3.07%)[2]
•	Alpha of 5.16%[2,3]
•	Beta of 0.09[2,3]

Since our last update, market participants have continued to struggle with many of the same topics that have been in focus for the better part of 2019. Trade wars, Federal Open Market Committee (FOMC) policy, and renewed tensions in the Middle East stemming from a terror attack on Saudi oil production. Within this volatility, however, we have continued to find opportunities to generate strong risk-

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and do not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

2	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | FALL 2019

FUND PERFORMANCE SINCE INCEPTION

(6/30/14 TO 8/31/19)2

Performance Metrics	Cumulative Return	Annualized Return	Std Dev	Sharpe Ratio	Alpha	Beta
Griffin Institutional Access Real Estate Fund	42.88%	7.15%	2.19%	2.83	5.16%	0.09
Bloomberg Barclays U.S. Aggregate Bond Index	18.90%	3.41%	3.07%	0.80	2.72%	-0.03
S&P 500	66.05%	10.31%	11.89%	0.79	0.00%	1.00

Risk & Return

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and do not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	3
INVESTOR UPDATE | FALL 2019

adjusted returns. In fact, the conclusion of the second quarter of 2019 marked the Fund’s 20th consecutive quarter of positive performance2 and its five-year anniversary. Active management has translated into outsized returns during the first eight months of the year with load-waived Class A shares generating a total return of 6.10% year to date2 through August 31st. Additionally, the Fund experienced record shareholder inflows in each of the first two quarters of 2019. Since the beginning of the year through the end of August, over $1 billion in new equity capital has been raised. We believe this growth is a testament to our strong and consistent performance over the past five years.

The record-breaking economic expansion continued in the second quarter with gross domestic product (GDP) growth exceeding expectations and powered by strong personal consumption numbers.6 In fact, initial readings showed consumer spending rising over 4% in the second quarter, a level not seen since the fourth quarter of 2017.6 Additionally, corporate profits grew following declines in each of the last two quarters.6 Within the labor market, the unemployment rate remained steady at 3.7%, albeit the pace of hiring has slowed in the latter half of 2019.7 Overall, the macroeconomic backdrop remains supportive and we do not believe that a recession is imminent. However, as we have stated in previous writings, we do expect that the pace of the economic expansion will slow moving forward. We foresee two looming risks that threaten economic growth—trade wars and a misstep by the US Federal Reserve (Fed). Trade wars may have a significant impact on business-investment and hiring decisions as managers struggle to handicap the contagion effects that may materialize as a result of prolonged negotiations with key trade partners. For now, the consumer has shown signs of resilience despite the noise that trade wars have created in the market. FOMC action will also be a close focus of all market participants. Historically, monetary policy has been a leading cause of recessions. The further the economy moves through the economic expansion, the more fragile it becomes. The Fed’s ability to clearly telegraph future FOMC action will be almost as important as the actual decisions that are made as market participants dissect every word put forth for signs of economic weakness.

Through the end of August, the Fund’s load-waived Class A shares returned 6.41% over the trailing one-year period, outperforming the S&P 500 (2.92%) but trailing the Bloomberg Barclays U.S. Aggregate Bond Index (10.17%).2 We were able to generate this strong performance through active management, with a focus on generating returns through investments in securities with strong fundamentals and, at times, dislocated pricing. Currently, we are invested across 28 different private securities, which represent $187 billion of gross asset value in 2,648 assets diversified across markets and managers.5 The industrial sector, driven by continued demand from e-commerce, outperformed the other major sectors during the second quarter of 2019.8 As we move deeper into the economic expansion our focus has turned to sectors that we believe will be most resilient during periods of volatility. For that reason, we are constructive on the multifamily sector as strong demographics and a paradigm shift toward renting, as opposed to homeownership, could drive demand for high-quality, well-located multifamily assets. In the publicly traded portion of our portfolio, real estate investment trusts (REITs) have exhibited strong performance year to date

4	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | FALL 2019

through August 31, 2019, significantly outperforming both stocks and bonds.9 We believe that REITs continue to be positioned well as investors continue to seek opportunities to generate yield in more defensive sectors. Since the start of 2019, the Fund’s allocation to public securities has been a strong contributor to overall returns.

Moving forward, we believe, as we have said in prior writings, that active management will lead to strong risk-adjusted returns. The ability to select securities that will stand the test of rising volatility is paramount to the success of managers in today’s environment. For that reason, we are focused on opportunities that are poised to grow earnings in a variety of economic growth scenarios. Further, we believe our ability to invest across both public and private markets and within different parts of the capital stack can provide a degree of insulation from market volatility. Since our inception, our investment strategy has generated strong risk-adjusted returns. The Fund’s Sharpe ratio of 2.83 is more than three times that of the S&P 500.10 Together with our experienced Sub-Advisers, we will continue to work to create value for our shareholders.

On behalf of the entire Griffin Capital Team, we thank you for your continued confidence.

Sincerely,

Randy I. Anderson, Ph.D., CRE

President, Griffin Capital Asset Management Company, LLC

Portfolio Manager & Founding Partner, Griffin Institutional Access Real Estate Fund

Griffin Institutional Access Real Estate Fund’s (the “Fund”) investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets.

The Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	5
INVESTOR UPDATE | FALL 2019

GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of 1%, or 0.01%.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

MSCI US REIT Index: A free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 152 constituents, it represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs.

MSCI/PREA U.S. Property Fund Index: Tracks the performance of open-end real estate funds on a quarterly basis, including core and value-add strategies as well as diversified and specialized funds.

NASDAQ: An electronic stock market listing over 5,000 companies. The NASDAQ stock market comprises two separate markets, namely the Nasdaq National Market, which trades large, active securities and the NASDAQ Smallcap Market that trades emerging growth companies.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

6	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | FALL 2019

IMPORTANT DISCLOSURES

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Griffin Institutional Access® Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD-WAIVED, CLASS A SHARE (NASDAQ: GIREX). Investors of the load waived class A share do not pay a front-end sales load.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

Past performance is not a guarantee of future results. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. Investors will pay offering expenses and, with regard to those share classes that impose a front-end sales load, a sales load of up to 5.75%. An investor will need to receive a total return at least in excess of these expenses to receive an actual return on the investment.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The inception date of the Fund was 6/30/2014. As of 8/31/2019 the Fund load-waived Class A shares (NASDAQ: GIREX) returned 7.15% (annualized) since inception, which is 5.93% when reflecting a maximum sales load/ charge (source: Morningstar Direct). Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Performance data quoted represents past performance.

Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Visit www.griffincapital.com for current performance.

As per the Fund’s prospectus dated July 2, 2019, the total expense ratio after fee waiver, reimbursement and recoupment is 1.97% for Class A shares. As per the Fund’s prospectus dated July 2, 2019, the total expense ratio is 2.72% for Class C shares, 1.72% for Class I shares, 2.22% for Class L shares and 2.47% for Class M shares. The Adviser and Fund have entered into an expense limitation agreement under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that they exceed 1.91% for Class A, 2.66% for Class C, 1.66% for Class I, 2.16% for Class L, and 2.41% for Class M until February 1, 2020. The Fund’s return does not reflect the deduction of all fees and if the Fund return reflected the deduction of such fees, the performance would be lower. The maximum sales charge is 5.75% for Class A shares and 4.25% for Class L shares. Class C shareholders may be subject to a contingent deferred sales charge equal to 1.00% of the original purchase price of Class C shares redeemed during the first 365 days after their purchase.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	7
INVESTOR UPDATE | FALL 2019

a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any sub-adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

The Fund’s distribution policy is to make quarterly distributions to shareholders. A portion of the distribution includes a return of capital. Please refer to the Fund’s most recent Section 19(a) notice, available at www. griffincapital.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.

The Fund is advised by Griffin Capital Advisor, LLC (“GCA”). GCA is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund’s private real estate funds allocation is sub-advised by Aon Hewitt Investment Consulting (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the Advisers Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This investor update may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the Securities and Exchange Commission.

This material has been distributed for informational purposes only. The views and information discussed in this commentary are as of the date of publication, are subject to change without notification of any kind, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate, but not guaranteed, at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

ENDNOTES

1.	Fund inception date is 6/30/14.
2.	Data source: Morningstar Direct. Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Past performance is not a guarantee of future results. A glossary of terms can be found on page 5.
3.	Benchmark: S&P 500.
4.	Since the Fund’s inception on 6/30/14, the Fund has a standard deviation of 2.19%; the S&P 500 recorded a standard deviation of 11.89% over that period.
5.	Data source: Aon Hewitt Investment Consulting. Fund size based on Gross Asset Value (GAV). Fund holdings as of 7/1/19. Fund holdings are subject to change without notice.
6.	Source: “U.S. REACT: Consumer-Driven GDP Is Glimpse of What’s to Come,” Bloomberg Intelligence, 7/26/19.
7.	Data source: Bloomberg.
8.	Source: MSCI/PREA U.S. Property Fund Index: Core Diversified Open-End Funds.
9.	Data source: Morningstar Direct for the period of 1/1/19 – 8/31/19. Over this period, the MSCI US REIT Index had a 23.30% return. The S&P 500 had a 18.34% return and the Bloomberg Barclays US Aggregate Bond Index had a 9.10% return.
10.	Data source: Morningstar Direct for the period of 6/30/14 – 8/31/19. Since the Fund’s inception on 6/30/14, the Fund has a Sharpe ratio of 2.83; the S&P 500 recorded a Sharpe ratio of 0.79 over that period.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

September 27, 2019

Dear Griffin Institutional Access Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the Griffin Institutional Access Real Estate Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on September 27, 2019 and end on November 5, 2019. If you own shares through a Broker/Dealer or Adviser, please contact your financial professional.

Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds.

If you wish to tender shares, your financial professional will provide you with specific instructions. If you are unable to contact your financial professional or own shares directly and wish to tender shares you can alternatively complete the attached Repurchase Request Form.

All Repurchase Requests must be completed in proper form and received by the Fund’s Transfer Agent by 4:00 p.m., Eastern Time, on Tuesday, November 5, 2019, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Real Estate Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

REPURCHASE OFFER

1. The Offer. Griffin Institutional Access Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's current effective prospectus and statement of additional information.

2. Net Asset Value. The Fund’s NAV on September 20, 2019, of the Class A shares (GIREX) was $27.30 per share, of the Class C shares (GCREX) was $26.49 per share, of the Class I shares (GRIFX) was $27.58 per share, of the Class L shares (GLREX) was $27.16 per share and of the Class M shares (GMREX) was $26.92 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 1-888-926-2688 and asking for the most recent price or by visiting http://www.griffincapital.com. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on November 5, 2019.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on November 5, 2019 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund will repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on November 5, 2019.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10. Contingent Deferred Sales Charges Class C Shares. Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11. No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program. As stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

12. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, Griffin Capital Advisor, LLC (the “Adviser”), CenterSquare Investment Management LLC and Aon Hewitt Investment Consulting, Inc. (the “Sub-Advisers”), DST Systems, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Advisers, nor the Distributor, is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your financial consultant.

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, TUESDAY,

NOVEMBER 5, 2019

Regular Mail: Griffin Institutional Access Real Estate Fund c/o DST Systems, Inc. PO Box 219133 Kansas City, MO 64121-9133	Overnight Mail: Griffin Institutional Access Real Estate Fund c/o DST Systems, Inc. 430 W 7th Street Kansas City, MO 64105-1407

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the outstanding shares of the Griffin Institutional Access Real Estate Fund (the “Fund”) and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

For Class C Shareholders Only: I understand that tendering Class C Shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds.

Name(s) of Registered Shareholders:

Account Number:

Daytime Telephone Number:

Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Class of Shares to be tendered:

Class A Shares (GIREX): ____ Class C Shares (GCREX): ____ Class I Shares (GRIFX): ____

Class L Shares (GLREX): ____ Class M Shares (GMREX): _____

(if tendering more than one share class, please submit a separate form for each share class)

Full Tender:	Please tender all shares in my account.

Partial Tender:	Please tender ______ shares from my account.

Dollar Amount:	Please tender enough shares to net $________.

PLEASE NOTE:

1.	A TENDER REQUEST THAT DOES NOT SPECIFY A FULL TENDER, A NUMBER OF SHARES TENDERED OR A DOLLAR AMOUNT TENDERED WILL BE REJECTED.
2.	Alterations to this form are prohibited and the request will be rejected.
3.	To prevent backup withholding please ensure that a completed and signed application form or a Form W-9 (or Form W-8 for Non-U.S. shareholders) has been previously submitted.

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Alternative mailing instructions:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other "eligible guarantor institution" as that term is defined in Rule 17Ad-15(a)(2) of the Securities Exchange Act of 1934, as amended.

Signature Guaranteed By:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered account’s owner(s); or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 1-888-926-2688 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Account Owner Signature:
Date:
Joint Account Owner
Signature (if applicable):
Date:

GRIFFIN INSTITUTIONAL ACCESS® REAL ESTATE FUND	FALL 2019

Investor Update

Class A Shares (NASDAQ: GIREX)

Inception Through 8/31/191

Performance2

Cumulative Return	42.88%
Annualized Return	7.15%

Positive Returns2

20 out of 20 quarters

Standard Deviation	2.19%[2]

The Fund’s Standard Deviation (a measure of volatility/risk) was 2.19%— more than five times less than the S&P 500 over the same period.2, 4

Sharpe Ratio	2.83[2]
Alpha	5.16%[2,3]
Beta	0.09[2,3]

Private Fund Diversification5

(as of 7/1/19)

Approximately $187B Gross Asset Value

2,648 investments diversified by sector, geography, and manager

Randy I. Anderson, Ph.D., CRE

President

Griffin Capital Asset Management Company, LLC

Portfolio Manager & Founding Partner

Griffin Institutional

Access Real Estate Fund

September 27, 2019

Dear Fellow Shareholders:

We are pleased to present the Griffin Institutional Access® Real Estate Fund (the “Fund”) Fall 2019 shareholder update. We greatly appreciate the support of our shareholders and we will remain true to our stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014 through August 31, 2019, the Fund’s load-waived Class A shares (NASDAQ: GIREX) generated a(n):

•	Total cumulative return of 42.88% and a 7.15% annualized return[2]
•	Sharpe ratio of 2.83[2]
•	Standard deviation of 2.19%, which is less than that of the Bloomberg Barclays U.S. Aggregate Bond Index (3.07%)[2]
•	Alpha of 5.16%[2,3]
•	Beta of 0.09[2,3]

Since our last update, market participants have continued to struggle with many of the same topics that have been in focus for the better part of 2019. Trade wars, Federal Open Market Committee (FOMC) policy, and renewed tensions in the Middle East stemming from a terror attack on Saudi oil production. Within this volatility, however, we have continued to find opportunities to generate strong risk-

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and do not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

2	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | FALL 2019

FUND PERFORMANCE SINCE INCEPTION

(6/30/14 TO 8/31/19)2

Performance Metrics	Cumulative Return	Annualized Return	Std Dev	Sharpe Ratio	Alpha	Beta
Griffin Institutional Access Real Estate Fund	42.88%	7.15%	2.19%	2.83	5.16%	0.09
Bloomberg Barclays U.S. Aggregate Bond Index	18.90%	3.41%	3.07%	0.80	2.72%	-0.03
S&P 500	66.05%	10.31%	11.89%	0.79	0.00%	1.00

Risk & Return

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and do not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	3
INVESTOR UPDATE | FALL 2019

adjusted returns. In fact, the conclusion of the second quarter of 2019 marked the Fund’s 20th consecutive quarter of positive performance2 and its five-year anniversary. Active management has translated into outsized returns during the first eight months of the year with load-waived Class A shares generating a total return of 6.10% year to date2 through August 31st. Additionally, the Fund experienced record shareholder inflows in each of the first two quarters of 2019. Since the beginning of the year through the end of August, over $1 billion in new equity capital has been raised. We believe this growth is a testament to our strong and consistent performance over the past five years.

The record-breaking economic expansion continued in the second quarter with gross domestic product (GDP) growth exceeding expectations and powered by strong personal consumption numbers.6 In fact, initial readings showed consumer spending rising over 4% in the second quarter, a level not seen since the fourth quarter of 2017.6 Additionally, corporate profits grew following declines in each of the last two quarters.6 Within the labor market, the unemployment rate remained steady at 3.7%, albeit the pace of hiring has slowed in the latter half of 2019.7 Overall, the macroeconomic backdrop remains supportive and we do not believe that a recession is imminent. However, as we have stated in previous writings, we do expect that the pace of the economic expansion will slow moving forward. We foresee two looming risks that threaten economic growth—trade wars and a misstep by the US Federal Reserve (Fed). Trade wars may have a significant impact on business-investment and hiring decisions as managers struggle to handicap the contagion effects that may materialize as a result of prolonged negotiations with key trade partners. For now, the consumer has shown signs of resilience despite the noise that trade wars have created in the market. FOMC action will also be a close focus of all market participants. Historically, monetary policy has been a leading cause of recessions. The further the economy moves through the economic expansion, the more fragile it becomes. The Fed’s ability to clearly telegraph future FOMC action will be almost as important as the actual decisions that are made as market participants dissect every word put forth for signs of economic weakness.

Through the end of August, the Fund’s load-waived Class A shares returned 6.41% over the trailing one-year period, outperforming the S&P 500 (2.92%) but trailing the Bloomberg Barclays U.S. Aggregate Bond Index (10.17%).2 We were able to generate this strong performance through active management, with a focus on generating returns through investments in securities with strong fundamentals and, at times, dislocated pricing. Currently, we are invested across 28 different private securities, which represent $187 billion of gross asset value in 2,648 assets diversified across markets and managers.5 The industrial sector, driven by continued demand from e-commerce, outperformed the other major sectors during the second quarter of 2019.8 As we move deeper into the economic expansion our focus has turned to sectors that we believe will be most resilient during periods of volatility. For that reason, we are constructive on the multifamily sector as strong demographics and a paradigm shift toward renting, as opposed to homeownership, could drive demand for high-quality, well-located multifamily assets. In the publicly traded portion of our portfolio, real estate investment trusts (REITs) have exhibited strong performance year to date

4	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | FALL 2019

through August 31, 2019, significantly outperforming both stocks and bonds.9 We believe that REITs continue to be positioned well as investors continue to seek opportunities to generate yield in more defensive sectors. Since the start of 2019, the Fund’s allocation to public securities has been a strong contributor to overall returns.

Moving forward, we believe, as we have said in prior writings, that active management will lead to strong risk-adjusted returns. The ability to select securities that will stand the test of rising volatility is paramount to the success of managers in today’s environment. For that reason, we are focused on opportunities that are poised to grow earnings in a variety of economic growth scenarios. Further, we believe our ability to invest across both public and private markets and within different parts of the capital stack can provide a degree of insulation from market volatility. Since our inception, our investment strategy has generated strong risk-adjusted returns. The Fund’s Sharpe ratio of 2.83 is more than three times that of the S&P 500.10 Together with our experienced Sub-Advisers, we will continue to work to create value for our shareholders.

On behalf of the entire Griffin Capital Team, we thank you for your continued confidence.

Sincerely,

Randy I. Anderson, Ph.D., CRE

President, Griffin Capital Asset Management Company, LLC

Portfolio Manager & Founding Partner, Griffin Institutional Access Real Estate Fund

Griffin Institutional Access Real Estate Fund’s (the “Fund”) investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets.

The Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	5
INVESTOR UPDATE | FALL 2019

GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of 1%, or 0.01%.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

MSCI US REIT Index: A free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 152 constituents, it represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs.

MSCI/PREA U.S. Property Fund Index: Tracks the performance of open-end real estate funds on a quarterly basis, including core and value-add strategies as well as diversified and specialized funds.

NASDAQ: An electronic stock market listing over 5,000 companies. The NASDAQ stock market comprises two separate markets, namely the Nasdaq National Market, which trades large, active securities and the NASDAQ Smallcap Market that trades emerging growth companies.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

6	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | FALL 2019

IMPORTANT DISCLOSURES

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Griffin Institutional Access® Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD-WAIVED, CLASS A SHARE (NASDAQ: GIREX). Investors of the load waived class A share do not pay a front-end sales load.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

Past performance is not a guarantee of future results. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. Investors will pay offering expenses and, with regard to those share classes that impose a front-end sales load, a sales load of up to 5.75%. An investor will need to receive a total return at least in excess of these expenses to receive an actual return on the investment.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The inception date of the Fund was 6/30/2014. As of 8/31/2019 the Fund load-waived Class A shares (NASDAQ: GIREX) returned 7.15% (annualized) since inception, which is 5.93% when reflecting a maximum sales load/ charge (source: Morningstar Direct). Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Performance data quoted represents past performance.

Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Visit www.griffincapital.com for current performance.

As per the Fund’s prospectus dated July 2, 2019, the total expense ratio after fee waiver, reimbursement and recoupment is 1.97% for Class A shares. As per the Fund’s prospectus dated July 2, 2019, the total expense ratio is 2.72% for Class C shares, 1.72% for Class I shares, 2.22% for Class L shares and 2.47% for Class M shares. The Adviser and Fund have entered into an expense limitation agreement under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that they exceed 1.91% for Class A, 2.66% for Class C, 1.66% for Class I, 2.16% for Class L, and 2.41% for Class M until February 1, 2020. The Fund’s return does not reflect the deduction of all fees and if the Fund return reflected the deduction of such fees, the performance would be lower. The maximum sales charge is 5.75% for Class A shares and 4.25% for Class L shares. Class C shareholders may be subject to a contingent deferred sales charge equal to 1.00% of the original purchase price of Class C shares redeemed during the first 365 days after their purchase.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	7
INVESTOR UPDATE | FALL 2019

a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any sub-adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

The Fund’s distribution policy is to make quarterly distributions to shareholders. A portion of the distribution includes a return of capital. Please refer to the Fund’s most recent Section 19(a) notice, available at www. griffincapital.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.

The Fund is advised by Griffin Capital Advisor, LLC (“GCA”). GCA is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund’s private real estate funds allocation is sub-advised by Aon Hewitt Investment Consulting (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the Advisers Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This investor update may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the Securities and Exchange Commission.

This material has been distributed for informational purposes only. The views and information discussed in this commentary are as of the date of publication, are subject to change without notification of any kind, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate, but not guaranteed, at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

ENDNOTES

1.	Fund inception date is 6/30/14.
2.	Data source: Morningstar Direct. Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Past performance is not a guarantee of future results. A glossary of terms can be found on page 5.
3.	Benchmark: S&P 500.
4.	Since the Fund’s inception on 6/30/14, the Fund has a standard deviation of 2.19%; the S&P 500 recorded a standard deviation of 11.89% over that period.
5.	Data source: Aon Hewitt Investment Consulting. Fund size based on Gross Asset Value (GAV). Fund holdings as of 7/1/19. Fund holdings are subject to change without notice.
6.	Source: “U.S. REACT: Consumer-Driven GDP Is Glimpse of What’s to Come,” Bloomberg Intelligence, 7/26/19.
7.	Data source: Bloomberg.
8.	Source: MSCI/PREA U.S. Property Fund Index: Core Diversified Open-End Funds.
9.	Data source: Morningstar Direct for the period of 1/1/19 – 8/31/19. Over this period, the MSCI US REIT Index had a 23.30% return. The S&P 500 had a 18.34% return and the Bloomberg Barclays US Aggregate Bond Index had a 9.10% return.
10.	Data source: Morningstar Direct for the period of 6/30/14 – 8/31/19. Since the Fund’s inception on 6/30/14, the Fund has a Sharpe ratio of 2.83; the S&P 500 recorded a Sharpe ratio of 0.79 over that period.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

If you own shares through a Broker/Dealer or Adviser and wish to sell your shares, please contact your financial professional.

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

September 27, 2019

Dear Griffin Institutional Access Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the Griffin Institutional Access Real Estate Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on September 27, 2019 and end on November 5, 2019. If you own shares through a Broker/Dealer or Adviser, please contact your financial professional.

Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds.

If you wish to tender shares, your financial professional will provide you with specific instructions.

All Repurchase Requests must be completed in proper form and received by the Fund’s Transfer Agent by 4:00 p.m., Eastern Time, on Tuesday, November 5, 2019, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Real Estate Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

REPURCHASE OFFER

1. The Offer. Griffin Institutional Access Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's current effective prospectus and statement of additional information.

2. Net Asset Value. The Fund’s NAV on September 20, 2019, of the Class A shares (GIREX) was $27.30 per share, of the Class C shares (GCREX) was $26.49 per share, of the Class I shares (GRIFX) was $27.58 per share, of the Class L shares (GLREX) was $27.16 per share and of the Class M shares (GMREX) was $26.92 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 1-888-926-2688 and asking for the most recent price or by visiting http://www.griffincapital.com. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on November 5, 2019.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on November 5, 2019 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund will repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on November 5, 2019.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10. Contingent Deferred Sales Charges on Class C Shares. Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11. No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program. As stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

12. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, Griffin Capital Advisor, LLC (the “Adviser”), CenterSquare Investment Management LLC and Aon Hewitt Investment Consulting, Inc. (the “Sub-Advisers”), DST Systems, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Advisers, nor the Distributor, is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your financial professional.